Exhibit 10.1

                         EMERGING MARKETS HOLDINGS, INC.
                             SUBSCRIPTION AGREEMENT


1. Subscription. The undersigned hereby subscribes to purchase _______ (the "Shares"), of Emerging Markets Holdings, Inc. (the "Company") for a purchase price equal to $0.15 per Share or $________________ total. A cashier's check payable to "Regions Bank, as Escrow Agent for Emerging Markets Holdings, Inc." in the amount of the purchase price is enclosed with this Subscription Agreement.


2. Subscription Funds. The undersigned understands that the subscription funds will be held in an escrow account at Regions Bank. In the event this Subscription Agreement is rejected in whole by the Company, or if subscriptions for a minimum of 500,000 Shares have not been received and accepted by the Escrow Agent, the funds will be promptly returned to the undersigned without interest or deduction, and this Subscription Agreement will be null and void. In the event this Subscription Agreement is accepted, in whole or in part, the funds and the Shares will be deposited with the Escrow Agent as described in the Prospectus. If all of the 500,000 shares are not sold within the 180 day period, all escrowed funds will be promptly returned, without interest. After the Escrow Agent receives a signed representation from the Company that the Company has consummated a business combination or acquisition in accordance with the requirements of Rule 419, all of the funds in the escrow account will be released to the Company and applied as described in the Prospectus (and any amounts which the undersigned has tendered in excess of the cash subscription price for the Shares allocated to the undersigned will be returned) and the Shares will be released to the undersigned.

3. Acknowledgement. The undersigned acknowledges that, prior to signing this Subscription Agreement, he or she has received the Prospectus describing the offering of Shares by the Company, including those described under the caption "Risk Factors" in the Prospectus.

4. Subscription Non-Assignable; Effectiveness. This Subscription Agreement is not transferable or assignable. The execution and delivery of this Subscription Agreement will not constitute an agreement between the undersigned and the Company until this subscription is accepted on behalf of the Company. This Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs and legal representatives. The undersigned hereby executes this Subscription Agreement as of the ____ day of 20___, at _______________, ______________. (City) (State)


                               SUBSTITUTE FORM W-9
               PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
         Under the penalties of perjury, I certify that: (1) the Social Security number or Taxpayer Identification Number given below is correct; and (2) I am not subject to backup withholding. INSTRUCTION: YOU MUST CROSS OUT NUMBER 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.


MAIL TO:                                        Signature: _____________________

Pacific Stock Transfer Company                  Print Name: ____________________
500 East Warm Springs Road, Suite 240
Las Vegas, Nevada 89118
                                                ________________________________

                                                ________________________________
                                                Federal Employer Identification
                                                Number/Social Security Number

                                                ________________________________
                                                      Street Address

                                                ________________________________
                                                      City, State and Zip Code

                                                ________________________________
                                                      Telephone Number